Exhibit 3-B

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                                    GPU, INC.

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                                     By-Laws

                            (As Amended May 6, 1999)



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                            (As Amended May 6, 1999)

                                    GPU, INC.

                                     BY-LAWS

                                     Offices
                                     -------

       1. The principal office of the Corporation shall be in the County of Morris, State of New Jersey. The Corporation may also have offices at such other places as the Board of Directors may from time to time designate or the business of the Corporation may require.

     Seal
     ----

       2. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Pennsylvania". If authorized by the Board of Directors, the corporate seal may be affixed to any certificates of stock, bonds, debentures, notes or other engraved, lithographed or printed instruments, by engraving, lithographing or printing thereon such seal or a facsimile thereof, and such seal or facsimile thereof so engraved, lithographed or printed thereon shall have the same force and effect, for all purposes, as if such corporate seal had been affixed thereto by indentation.

Stockholders' Meetings
----------------------

       3. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place as shall be stated in the notice of the meeting. Such meetings shall be presided over by the chief executive officer of the Corporation or, in his absence, by such other officer as shall have been designated for the purpose by the Board of Directors, except when by statute the election of a presiding officer is required.

       4. Annual meetings of stockholders shall be held during the month of May in each year on such day and at such time as shall be determined by the Board of Directors and specified in the notice of the meeting. At the annual meeting the stockholders entitled to vote shall elect by ballot a Board of Directors and transact such other business as may properly be brought before the meeting. In advance of any meeting of stockholders, the Board of Directors shall appoint three judges of election, who need not be stockholders, to act at such meeting or an adjournment thereof. If judges of election are not so appointed, the chairman of any such meeting may, and on the request of any stockholder or his proxy shall, make such appointment at the meeting. In case any person appointed as a judge of election fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of convening the meeting, or at the meeting by the chairman of the meeting. No director, nominee for director or other office, or officer of the Corporation shall be eligible for appointment or election as a judge.

       5. Except as otherwise provided by law or by the Articles of Incorporation, as amended, the holders of a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or by proxy, shall be requisite for, and shall constitute a quorum at, any meeting of the stockholders. If, however, the holders of a majority of such shares of stock shall not be present or represented by proxy at any such

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meeting,  the  stockholders  entitled to vote  thereat,  present in person or by proxy, shall have power, by vote of the holders of a majority of the shares of capital stock present or represented at the meeting, to adjourn the meeting from time to time without notice other than announcement at the meeting, until the holders of the amount of stock requisite to constitute a quorum, as aforesaid, shall be present in person or by proxy. At any adjourned meeting at which such quorum shall be present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

       6. At each meeting of stockholders each holder of record of shares of capital stock then entitled to vote shall be entitled to vote in person, or by proxy appointed by instrument executed in writing by such stockholder or by his duly authorized attorney; but no proxy shall be valid after the expiration of eleven months from the date of its execution unless the stockholder executing it shall have specified therein the length of time it is to continue in force, which shall be for some specified period. As provided by the Articles of Incorporation, as amended, at all elections of directors each holder of record of shares of capital stock then entitled to vote, shall be entitled to as many votes as shall equal the number of votes which (except for such provision) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and he may cast all such votes for a single director or may distribute them among the number to be voted for, or any two or more of them, as he may see fit. Except as otherwise provided by law or by the Articles of Incorporation, as amended, each holder of record of shares of capital stock entitled to vote at any meeting of stockholders shall be entitled to one vote for every share of capital stock standing in his name on the books of the Corporation. Shares of capital stock of the Corporation, belonging to the Corporation or to a corporation controlled by the Corporation through stock ownership or through majority representation on the board of directors thereof, shall not be voted and shall not be counted in determining the total number of outstanding shares for voting purposes at any given time. All elections shall be determined by a plurality vote, and, except as otherwise provided by law or by the Articles of Incorporation, as amended, all other matters shall be determined by a vote of the holders of a majority of the shares of the capital stock present or represented at a meeting and voting on such questions.

       7. A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, with the residence of each, and the number of shares held by each, shall be prepared by the Secretary and filed in the principal office of the Corporation at least five days before the meeting, and shall be open to the examination of any stockholder at all times prior to such meeting, during the usual hours for business, and shall be available at the time and place of such meeting and open to the examination of any stockholder.

       8. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law, may be called by the Chairman or by the President, and shall be called by the chief executive officer or Secretary at the request in writing of any three members of the Board of Directors. Business transacted at all special meetings of the stockholders shall be confined to the purposes stated in the call.

       9. (a) Notice of every meeting of stockholders, setting forth the time and the place and briefly the purpose or purposes thereof, shall be mailed, not less than ten nor more than ninety days prior to such meeting, to each stockholder of record (at his address appearing on the stock books of the

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Corporation,  unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request) as of a date fixed by the Board of Directors pursuant to Section 41 of the By-Laws. Except as otherwise provided by law, by the Articles of Incorporation, as amended, or by the By-Laws, items of business, in addition to those specified in the notice of meeting, may be transacted at the annual meeting.

          (b) At any annual meeting of stockholders, only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the meeting (i) by, or at the direction of, the Board of Directors or (ii) by any stockholder entitled to vote at such meeting. Only such new business and only such proposals that have been raised in accordance with the procedures set forth in this Section 9(b) shall be eligible for action or consideration at an annual meeting.

              In order for a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation as set forth in this Section 9(b). To be timely, a stockholder's notice must be delivered, mailed or telegraphed to the principal executive offices of the Corporation not less than 30 days nor more than 75 days prior to the date of the originally scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that, if less than 40 days' notice of the date of the scheduled meeting is given or made by the Corporation, notice by the stockholder, to be timely, must be so delivered, mailed or telegraphed to the Corporation not later than the close of business on the 10th day following the day on which notice of the date of the scheduled meeting was first mailed to stockholders. Such stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the number of shares of the Corporation's common stock beneficially owned by such stockholder on the date of such stockholder's notice and (d) any financial or other interest of such stockholder in the proposal.

              The Board of  Directors  may reject any  stockholder  proposal not timely made in accordance with this Section 9(b). If the Board of Directors determines that the information provided in a stockholder's notice does not satisfy the informational requirements hereof, the Secretary of the Corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall then have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed ten days from the date such deficiency notice is given to the stockholder, as the Board of Directors shall determine. If the deficiency is not cured within such period, or if the Board of Directors determines that the additional information provided by the stockholder, together with the information  previously  provided,  does not  satisfy the  requirements  of this
Section 9(b), then the Board of Directors may reject such stockholder's proposal. The Secretary of the Corporation shall notify a stockholder in writing whether his proposal has been made in accordance with the time and information requirements hereof.

              This provision shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the Board of Directors, but in connection therewith no new

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business  shall be acted  upon at any such  meeting  unless  stated,  filed  and received as herein provided.

                                    Directors
                                    ---------

      10. (a) The business and affairs of the Corporation shall be managed by its Board of Directors. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Pennsylvania Business Corporation Law. The directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders. For the purposes hereof, the initial Class I, Class II and Class III directors shall be the directors elected at the May 2, 1988 annual meeting and designated as members of such Class. At each annual meeting after the May 2, 1988 annual meeting, directors to replace those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been elected and shall qualify. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. When the number of directors is increased by the Board and any newly created directorships are filled by the Board, there shall be no classification of the additional directors until the next annual meeting of stockholders.

              (b) The number of directors constituting the entire Board of Directors shall be not less than five nor more than sixteen as may be fixed from time to time by resolution adopted by a majority of the entire Board of Directors; provided, however, that no decrease in the number of directors constituting the entire Board of Directors shall shorten the term of any incumbent director. In the event the number of directors is less than sixteen, a majority of the entire Board of Directors may at any time increase the number of directors to not more than sixteen. Each director shall be at least 21 years of age and shall be a stockholder of the Corporation.

              (c) Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors.

              (d) A director serving in the status of director emeritus under By-Laws in effect prior to July 2, 1987 shall be eligible to continue to serve in that status.

              (e) Nominations, other than those made by, or at the direction of, a majority of the entire Board of Directors or a committee thereof shall be made only if timely written notice of such nomination or nominations has been given to the Secretary of the Corporation. To be timely, such notice shall be delivered, mailed or telegraphed to the principal executive office of the Corporation not less than 30 days nor more than 75 days prior to the meeting irrespective of any deferrals, postponements or adjournments thereof to a later date; provided, however, that in the event that less than 40 days'

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notice  of the  date of the  meeting  is  given  or made by the  Corporation  to stockholders, notice by the stockholder to be timely must be so delivered, mailed or telegraphed to the Corporation not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was first mailed to stockholders. Each such notice to the Secretary of the Corporation shall set forth: (i) the name and address of record of the stockholder who intends to make the nomination; (ii) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as then in effect; and (vi) the consent of each nominee to serve as a director of the Corporation if so elected. The Corporation may require any proposed nominee to furnish such other information as may be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

              The Board of Directors may reject any  nomination by a stockholder not timely made or otherwise not in accordance with the terms of this Section 10(e). If the Board of Directors reasonably determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 10(e), the Secretary of the Corporation shall promptly notify such stockholder of the deficiency in writing. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed ten days from the date such deficiency notice is given to the stockholder, as the Board of Directors shall determine. If the deficiency is not cured within such period, or if the Board of Directors determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this Section 10(e), then the Board of Directors may reject such stockholder's nomination. The Secretary of the Corporation shall notify a stockholder in writing whether the nomination has been made in accordance with the time and information requirements of this Section 10(e).

      11. In addition to the powers and authority by the By-Laws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation, as amended, or by the By-Laws directed or required to be exercised or done by the stockholders.

      12. Unless otherwise required by law, in the absence of fraud no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, partnership, association and other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest shall be void or voidable solely for such reason or solely because the director or officer is present at or participates in the meeting of the Board of Directors which authorize the contract or transaction, or solely because his votes are counted for such purpose if:

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              (a) The  material  facts as to his interest and as to the contract or transaction are disclosed or known to the Board of Directors, and the Board authorized the contract or transaction by a vote sufficient for such purposes without counting the vote of the interested director or officer; or

                  (b) The material facts as to his interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                  (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors or the stockholders.

       No director or officer shall be liable to account to the Corporation for any profit realized by him from or through any such contract or transaction of the Corporation by reason of his interest as aforesaid in such contract or transaction if such contract or transaction shall be authorized, approved or ratified as aforesaid.

       No contract or other transaction between the Corporation and any of its subsidiaries shall in any case be void or voidable or otherwise affected because of the fact that directors or officers of the Corporation are directors or officers of such subsidiary, nor shall any such director or officer, because of such relation, be deemed interested in such contract or other transaction under any of the provisions of this Section 12, nor shall any such director be liable to account because of such relation. For the purpose of this Section 12, the term "subsidiary" shall mean any corporation, more than 50% of whose issued and outstanding shares having ordinary voting power may at the time be owned by this Corporation and/or by one or more subsidiaries as said term is herein defined.

       Nothing herein shall create liability in any of the events described in this Section 12 or prevent the authorization, ratification or approval, in any other manner provided by law, of any contract or transaction described in this
Section 12.

                       Meetings of the Board of Directors
                       ----------------------------------

      13. The first meeting of the Board of Directors, for the purpose of organization, the election of officers, and the transaction of any other business which may come before the meeting, shall be held on call of the Chairman within one week after the annual meeting of stockholders. If the Chairman shall fail to call such meeting, it may be called by the President or by any director. Notice of such meeting shall be given in the manner prescribed for Special Meetings of the Board of Directors.

      14. Regular meetings of the Board of Directors may be held without notice except for the purpose of taking action on matters as to which notice is in the By-Laws required to be given, at such time and place as shall from time to time be designated by the Board, but in any event at intervals of not more than three months. Special meetings of the Board of Directors may be called by the Chairman or by the President or in the absence or disability of the Chairman and the President, by a Vice President, or by any two directors, and may be held at the time and place designated in the call and notice of the meeting.

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      15. Except as otherwise provided by the By-Laws,  any item or business may be transacted at any meeting of the Board of Directors, whether or not such item of business shall have been specified in the notice of meeting. Where notice of any meeting of the Board of Directors is required to be given by the By-Laws, the Secretary or other officer performing his duties shall give notice either personally or by telephone or telegraph at least twenty-four hours before the meeting, or by mail at least three days before the meeting. Meetings may be held at any time and place without notice if all the directors are present or if those not present waive notice in writing either before or after the meeting.

      16. At all meetings of the Board of Directors a majority of the directors in office shall be requisite for, and shall constitute, a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Articles of Incorporation, as amended, or by the By-Laws.

      17. Any regular or special meeting may be adjourned to any time or place by a majority of the directors present at the meeting, whether or not a quorum shall be present at such meeting, and no notice of the adjourned meeting shall be required other than announcement at the meeting.

                                   Committees
                                   ----------

      18. The Board of Directors may, by the vote of a majority of the directors in office, create an Executive Committee, consisting of three or more members, of whom one shall be the chief executive officer of the Corporation. The other members of the Executive Committee shall be designated by the Board of Directors from their number, shall hold office for such period as the Board of Directors shall determine and may be removed at any time by the Board of Directors. When a member of the Executive Committee ceases to be a director, he shall cease to be a member of the Executive Committee. The Executive Committee shall have all the powers specifically granted to it by the By-Laws and, between meetings of the Board of Directors, may also exercise all the powers of the Board of Directors except such powers as the Board of Directors may exercise by virtue of Section
11 of the By-Laws. The Executive Committee shall have no power to revoke any action taken by the Board, and shall be subject to any restriction imposed by law, by the By-Laws, or by the Board of Directors.

      19. The Executive Committee shall cause to be kept regular minutes of its proceedings, which may be transcribed in the regular minute book of the Corporation, and all such proceedings shall be reported to the Board of Directors at its next succeeding meeting, and the action of the Executive Committee shall be subject to revision or alteration by the Board of Directors, provided that no rights which, in the absence of such revision or alteration, third persons would have had shall be affected by such revision or alteration. A majority of the Executive Committee shall constitute a quorum at any meeting. The Board of Directors may by vote of a majority of the directors in office fill any vacancies in the Executive Committee. The Executive Committee shall designate one of its number as Chairman of the Executive Committee and may, from time to time, prescribe rules and regulations for the calling and conduct of meetings of the Committee, and other matters relating to its procedure and the exercise of its powers.

      20. From time to time the Board of Directors may appoint any other committee or committees for any purpose or purposes, which committee or committees shall have such powers and such tenure of office as shall be specified in the resolution of appointment.

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Compensation and Reimbursement of Directors and Members of the Executive
------------------------------------------------------------------------
Committee
---------

      21. Directors, other than salaried officers, shall receive compensation and benefits for their services as directors, at such rate or under such conditions as shall be fixed from time to time by the Board, and all directors shall be reimbursed for their reasonable expenses, if any, of attendance at each regular or special meeting of the Board of Directors.

      22. Directors who are members of any Committee of the Board shall receive compensation for their services as such members as shall be fixed from time to time by the Board and shall be reimbursed for their reasonable expenses, if any, in attending meetings of such Committee or otherwise performing their duties as members of such Committee.

                                    Officers
                                    --------

      23. The officers of the Corporation shall be chosen by vote of a majority of the directors in office and shall be a President, one or more Vice Presidents, a Secretary, a Treasurer, and a Comptroller, and may include a Chairman, one or more Assistant Secretaries, one or more Assistant Treasurers, and one or more Assistant Comptrollers. If a Chairman shall be chosen, the Board of Directors shall designate either the Chairman or the President as chief executive officer of the Corporation. If a Chairman shall not be chosen, the President shall be the chief executive officer of the Corporation. The Chairman and a President who is designated chief executive officer of the Corporation shall be chosen from among the directors. A President who is not chief executive officer of the Corporation and none of the other officers need be a director. Any two offices may be occupied and the duties thereof may be performed by one person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

      24. The officers of the Corporation shall receive such salaries as shall be determined from time to time by the Board of Directors. Pending action by the Board of Directors, the Executive Committee, or, if there be none, the chief executive officer may choose, and determine the salaries of, persons who may temporarily fill the offices of Assistant Secretary or Assistant Treasurer.

      25. The Board of Directors or the Executive Committee may appoint such officers and such representatives or agents as shall be deemed necessary, who shall hold office for such terms, exercise such powers, perform such duties, and receive such salaries or other compensation, as shall be determined from time to time by action of the Board of Directors, or, pending action of the Board of Directors, by the Executive Committee.

      26. The salary or other compensation of all other employees shall, in the absence of any action by the Board of Directors, be fixed by the chief executive officer of the Corporation or by such other officer as shall be designated for that purpose by the Board of Directors.

      27. The officers of the Corporation shall hold office until the first meeting of the Board of Directors after the next succeeding annual meeting of stockholders and until their respective successors are chosen and qualify. Any officer elected pursuant to Section 23 of the By-Laws may be removed at any time, with or without cause, by the vote of a majority of the directors in office. Any other officer and any representative, employee or agent of the Corporation may be removed at any time, with or without cause, by action of the Board of Directors, or, in the absence of action by the Board of

Directors, by the Executive Committee, or the chief executive officer of the Corporation, or such other officer as shall have been designated for that purpose by the chief executive officer of the Corporation.

                                  The Chairman
                                  ------------

      28. (a) If a Chairman shall be chosen by the Board of Directors, he shall preside at all meetings of the Board at which he shall be present.

              (b) If a Chairman shall be chosen by the Board of Directors and if he shall be designated by the Board as chief executive officer of the Corporation,

                      (i) he shall have  supervision,  direction  and control of the conduct of the business of the Corporation, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

                     (ii) he may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

                    (iii) he may,  unless  otherwise  directed  by the  Board of
                     Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by him and act and vote on behalf of the Corporation at all meetings of stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

                    (iv) he shall, whenever it may in his opinion be necessary or appropriate, prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

                    (v) he shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

              (c) If a Chairman shall be chosen by the Board of Directors and if he shall not be designated by the Board as chief executive officer of the Corporation,

                    (i) he may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

                    (ii) he shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                                  The President
                                  -------------

      29. (a) If a Chairman shall not be chosen by the Board of Directors, the President shall preside at all meetings of the Board at which he shall be present.

              (b) If the President shall be designated by the Board of Directors as chief executive officer of the Corporation,

                      (i) he shall have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

                      (ii) he may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements, or other instruments of any nature pertaining to the business of the Corporation;

                      (iii) he may, unless otherwise directed by the Board of Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by him and act and vote on behalf of the Corporation at all meetings of the stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

                      (iv) he shall, whenever it may in his opinion be necessary or appropriate, prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

                      (v) he shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

              (c) If the Chairman shall be designated by the Board of Directors as chief executive officer of the Corporation, the President,

                      (i) shall be the chief operating officer of the
                     Corporation;

                     (ii) shall have supervision, direction and control of the conduct of the business of the Corporation or in the absence or disability of the Chairman, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

                     (iii) may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

                     (iv) at the request or in the absence or disability of the Chairman, may, unless otherwise directed by the Board of Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by him and act and vote on behalf of the Corporation at all meetings of the stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

                     (v) at the request or in the absence or disability of the Chairman, whenever in his opinion it may be necessary or appropriate, shall prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

                      (vi) shall have such other  powers and perform  such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                                 Vice President
                                 --------------

      30. (a) The Vice President shall, in the absence or disability of the President, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of Subsection 29 (c) (ii) of the By-Laws, have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Directors and the Executive Committee, if there be one.

              (b) He may sign in the name of and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, except in cases where the signing thereof shall be expressly delegated by the Board of Directors or the Executive Committee to some other officer or agent of the Corporation.

              (c) He may, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of Subsection 29 (c) (ii) of the By-Laws, at the request or in the absence or disability of the President or in case of the failure of the President to appoint a substitute or proxy as provided in Subsections 29 (b)
(iii) and 29 (c) (iv) of the By-Laws, unless otherwise directed by the Board of Directors pursuant to Section 38 of the By-Laws, attend in person or by substitute or proxy appointed by him and act and vote on behalf of the Corporation at all meetings of the stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver or power of attorney in respect of such stock.

              (d) He shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

              (e) If there be more than one Vice President, the Board of Directors may designate one or more of such Vice Presidents as a Senior Vice President. The Board of Directors may assign to such Vice Presidents their respective duties and may, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of Subsection 29 (c) (ii) of the By-Laws, designate the order in which the respective Vice Presidents shall have supervision, direction and control of the business of the Corporation in the absence or disability of the President.

                                  The Secretary
                                  -------------

      31. (a) The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in books to be kept for that purpose; and he shall perform like duties for the Executive Committee and any other committees created by the Board of Directors.

              (b) He shall give, or cause to be given, notice of all meetings of the stockholders, the Board of Directors, or the Executive Committee of which notice is required to be given by law or by the By-Laws.

              (c) He shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or the Board of Directors.

              (d) Any records kept by the Secretary shall be the property of the Corporation and shall be restored to the Corporation in case of his death, resignation, retirement or removal from office.

              (e) He shall be the custodian of the seal of the Corporation and, pursuant to Section 45 of the By-Laws and in other instances where the execution of documents in behalf of the Corporation is authorized by the By-Laws or by the Board of Directors, may affix the seal to all instruments requiring it and attest the ensealing and the execution of such instruments.

              (f) He shall have control of the stock ledger, stock certificate book and all books containing minutes of any meeting of the stockholders, Board of Directors, or Executive Committee or other committee created by the Board of Directors, and of all formal records and documents relating to the corporate affairs of the Corporation.

              (g) Any Assistant Secretary or Assistant Secretaries shall assist the Secretary in the performance of his duties, shall exercise his powers and duties at his request or in his absence or disability, and shall exercise such other powers and duties as may be prescribed by the Board of Directors.

                                  The Treasurer
                                  -------------

      32. (a) The Treasurer shall be responsible for the safekeeping of the corporate funds and securities of the Corporation, and shall maintain and keep in his custody full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other funds of the Corporation in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors.

              (b) He shall disburse the funds of the Corporation in such manner as may be ordered by the Board of Directors, taking proper vouchers for such disbursements.

              (c) Pursuant to Section 45 of the By-Laws, he may, when authorized by the Board of Directors, affix the seal to all instruments requiring it and shall attest the ensealing and execution of said instruments.

              (d) He shall exhibit at all reasonable times his accounts and records to any director of the Corporation upon application during business hours at the office of the Corporation where such accounts and records are kept.

              (e) He shall render an account of all his transactions as Treasurer at all regular meetings of the Board of Directors, or whenever the Board may require it, and at such other times as may be requested by the Board or by any director of the Corporation.

              (f) If required by the Board of Directors, he shall give the Corporation a bond, the premium on which shall be paid by the Corporation, in such form and amount and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of his office, and for the restoration to the Corporation in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

              (g) He shall perform all duties generally incident to the office of Treasurer, and shall have other powers and duties as from time to time may be prescribed by law, by the By-Laws, or by the Board of Directors.

              (h) Any Assistant Treasurer or Assistant Treasurers shall assist the Treasurer in the performance of his duties, shall exercise his powers and duties at his request or in his absence or disability, and shall exercise such other powers and duties as may be prescribed by the Board of Directors. If required by the Board of Directors, any Assistant Treasurer shall give the Corporation a bond, the premium on which shall be paid by the Corporation, similar to that which may be required to be given by the Treasurer.

                                   Comptroller
                                   -----------

      33. (a) The Comptroller of the Corporation shall be the principal accounting officer of the Corporation and shall be accountable and report directly to the Board of Directors. If required by the Board of Directors, the Comptroller shall give the Corporation a bond, the premium on which shall be paid by the Corporation in such form and amount and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of his office.

              (b) He shall keep or cause to be kept full and complete books of account of all operations of the Corporation and of its assets and liabilities.

              (c) He shall have custody of all accounting records of the Corporation other than the record of receipts and disbursements and those relating to the deposit or custody of money or securities of the Corporation, which shall be in the custody of the Treasurer.

              (d) He shall exhibit at all reasonable times his books of account and records to any director of the Corporation upon application during business hours at the office of the Corporation where such books of account and records are kept.

              (e) He shall render reports of the operations and business and of the condition of the finances of the Corporation at regular meetings of the Board of Directors, and at such other times as he may be requested by the Board or by any director of the Corporation, and shall render a full financial report at the annual meeting of the stockholders, if called upon to do so.

              (f) He shall receive and keep in his custody an original copy of each written contract made by or on behalf of the Corporation.

              (g) He shall receive periodic reports from the Treasurer of the Corporation of all receipts and disbursements, and shall see that correct vouchers are taken for all disbursements for any purpose.

              (h) He shall perform all duties generally incident to the office of Comptroller, and shall have such other powers and duties as from time to time may be prescribed by law, by the By-Laws, or by the Board of Directors.

              (i) Any Assistant Comptroller or Assistant Comptrollers shall assist the Comptroller in the performance of his duties, shall exercise his powers and duties at his request or in his absence or disability and shall exercise such other powers and duties as may be conferred or required by the Board of Directors. If required by the Board of Directors, any Assistant Comptroller shall give the Corporation a bond, the premium on which shall be paid by the Corporation, similar to that which may be required to be given by the Comptroller.

                                    Vacancies
                                    ---------

      34. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, increase in the number of directors, or otherwise, the remaining directors, by the vote of a majority of those then in office, at a meeting, the notice of which shall have specified the filling of such vacancy as one of its purposes, may choose a successor, who shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his successor shall have been elected and qualified. If the office of any officer of the Corporation shall become vacant for any reason, the Board of Directors, at a meeting, the notice of which shall have specified the filling of such vacancy as one of its purposes, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Pending action by the Board of Directors at such meeting, the Board of Directors or the Executive Committee may choose a successor temporarily to serve as an officer of the Corporation.

                                  Resignations
                                  ------------

      35. Any officer or any director of the Corporation may resign at any time, such resignation to be made in writing and transmitted to the Secretary. Such resignation shall take effect from the time of its acceptance, unless some time be fixed in the resignation, and then from that time. Nothing herein shall be deemed to relieve any officer from liability for breach of any contract of employment resulting from any such resignation.

                       Duties of Officers May be Delegated
                       -----------------------------------

      36. In case of the absence or disability of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board, by vote of a majority of directors then in office may, notwithstanding any other provisions of the By-Laws, delegate or assign, for the time being, the powers or duties, or any of them, of such officer to any other officer or to any director.

              Indemnification of Directors, Officers and Employees
              ----------------------------------------------------

      37. (a) A director shall not be personally liable for monetary damages as such for any action taken, or any failure to take any action, on or after January 27, 1987 unless the director has breached or failed to perform the duties of his office under Section 1721 of the Business Corporation Law as the same may be amended from time to time, and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provisions of this subsection (a) shall not apply to the responsibility or liability of a director pursuant to any criminal statute, or the liability of a director for the payment of taxes pursuant to local, state or Federal law.

              (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Corporation or otherwise, by reason of the fact that he was a director, officer or employee of the Corporation (and may indemnify any person who was an agent of the Corporation), or a person serving at the request of the Corporation as a director, officer, partner, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the fullest extent permitted by law, including without limitation indemnification against expenses (including attorneys' fees and disbursements), damages, punitive damages, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding unless the act or failure to act giving rise to the claim for indemnification is finally determined by a court to have constituted willful misconduct or recklessness.

              (c) The Corporation shall pay the expenses (including attorneys' fees and disbursements) actually and reasonably incurred in defending a civil or criminal action, suit or proceeding on behalf of any person entitled to indemnification under subsection (b) in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation, and may pay such expenses in advance on behalf of any agent on receipt of a similar undertaking. The financial ability of such person to make such repayment shall not be a prerequisite to the making of an advance.

              (d) For purposes of this Section: (i) the Corporation shall be deemed to have requested an officer, director, employee or agent to serve as fiduciary with respect to an employee benefit plan where the performance by such person of duties to the Corporation also imposes duties on, or otherwise involves services by, such person as a fiduciary with respect to the plan; (ii) excise taxes assessed with respect to any transaction with an employee benefit plan shall be deemed "fines"; and (iii) action taken or omitted by such person with respect to an employee benefit plan in the performance of duties for a purpose reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

              (e) To  further  effect,  satisfy  or secure  the  indemnification obligations provided herein or otherwise, the Corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the Corporation, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate.

              (f) All rights of indemnification under this Section shall be deemed a contract between the Corporation and the person entitled to indemnification under this Section pursuant to which the Corporation and each such person intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not limit, but may expand, any rights or obligations in respect of any proceeding whether commenced prior to or after such change to the extent such proceeding pertains to actions or failures to act occurring prior to such change.

              (g) The indemnification, as authorized by this Section, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of shareholders, or disinterested directors or otherwise, both as to action in an official capacity and as to action in any other capacity while holding such office. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall continue as to a person who has ceased to be an officer, director, employee or agent in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors and administrators of such person.

                           Stock of Other Corporations
                           ---------------------------

      38. The Board of Directors may authorize any director, officer or other person on behalf of the Corporation to attend, act and vote at meetings of the stockholders of any corporation in which the Corporation shall hold stock, and to exercise thereat any and all of the rights and powers incident to the ownership of such stock and to execute waivers of notice of such meetings and calls therefor.

                              Certificates of Stock
                              ---------------------

      39. (a) Shares of the Corporation shall be represented by certificates or, except as limited by law, uncertificated shares.

              (b) The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and may include his address. No fractional shares of stock shall be issued. Certificates of stock shall be signed by the Chairman, President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation. Where certificate of stock is signed by a transfer agent (who may but not need be an officer or employee of the Corporation) and registrar, the signature of any such Chairman, President, Vice President, Secretary, Assistant Secretary, Treasurer, or Assistant Treasurer upon such certificate may be facsimiles, engraved or printed. In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate of stock is issued, it may be issued by the Corporation with the same effect as if such officer had not ceased to be such at the date of its issue.

              (c) Uncertificated shares may be issued upon initial issuance of shares or upon transfer of certificated shares after surrender thereof to the Corporation. Within a reasonable time after issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner the information required to be set forth on the face of the certificate by Section 39(b) above.

                                Transfer of Stock
                                -----------------

      40. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by attorney, lawfully constituted in writing, and upon surrender of the certificate therefor.

                              Fixing of Record Date
                              ---------------------

      41. The Board of Directors is hereby authorized to fix a time, not exceeding ninety (90) days preceding the date of any meeting of stockholders or the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of capital stock, as a record time for the determination of the stockholders entitled to notice of and to vote at such meeting or entitled to receive any such dividend, distribution, rights or interests, as the case may be; and all persons who are holders of record of capital stock at the time so fixed and no others, shall be entitled to notice of and to vote at such meeting, and only stockholders of record at such time shall be entitled to receive any such notice, dividend, distribution, rights or interests.

                             Registered Stockholders
                             -----------------------

      42. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by statutes of the Commonwealth of Pennsylvania.

                                Lost Certificates
                                -----------------

      43. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed; provided, however, that the Board of Directors may require, as a condition to the issuance of a new certificate, the payment of the reasonable expenses of such issuance or the furnishing of a bond of indemnity in such form and amount and with such surety or sureties, or without surety, as the Board of Directors shall determine or both the payment of such expenses and the furnishing of a bond of indemnity in such form and amount and with such surety expenses and the furnishings of such bond, and may also require the advertisement of such loss in such manner as the Board of Directors may prescribe.

                               Inspection of Books
                               -------------------

      44. The Board of Directors may determine whether and to what extent, and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (other than the books required by statute to be open to the inspection of stockholders), or any of them, shall be open to the inspection of stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as such right may be conferred by statutes of the Commonwealth of Pennsylvania or by the By-Laws or by resolution of the Board of Directors or of the stockholders.

                   Checks, Notes, Bonds and Other Instruments
                   ------------------------------------------

      45. (a) All checks or demands for money and notes of the Corporation shall be signed by such person or persons (who may but need not be an officer or officers of the Corporation) as the Board of Directors may from time to time designate, either directly or through such officers of the Corporation as

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


shall, by resolution of the Board of Directors, be authorized to designate such person or persons. If authorized by the Board of Directors, the signatures of such persons, or any of them, upon any checks for the payment of money may be made by engraving, lithographing or printing thereon a facsimile of such signatures, in lieu of actual signatures, and such facsimile signatures so engraved, lithographed or printed thereon shall have the same force and effect as if such persons had actually signed the same.

              (b) All bonds,  mortgages and other instruments  requiring a seal, when required in connection with matters which arise in the ordinary course of business or when authorized by the Board of Directors, shall be executed on behalf of the Corporation by the Chairman, or the President or a Vice President, and the seal of the Corporation shall be thereupon affixed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, who shall, when required, attest the ensealing and execution of said instrument. If authorized by the Board of Directors, a facsimile of the seal may be employed and such facsimile of the seal may be engraved, lithographed or printed and shall have the same force and effect as an impressed seal. If authorized by the Board of Directors, the signatures of the Chairman, or the President, or a Vice President and the Secretary, or an Assistant Secretary, or the Treasurer, or an Assistant Treasurer upon any engraved, lithographed or printed bonds, debentures, notes or other instruments may be made by engraving, lithographing or printing thereon a facsimile of such signatures, in lieu of actual signatures, and such facsimile signatures so engraved, lithographed or printed thereon shall have the same force and effect as if such officers had actually signed the same. In case any officer who has signed, or whose facsimile signature appears on, any such bonds, debentures, notes or other instruments shall cease to be such officer before such bonds, debentures, notes or other instruments shall have been delivered by the Corporation, such bonds, debentures, notes or other instruments may nevertheless be adopted by the Corporation and be issued and delivered as though the person who signed the same, or whose facsimile signature appears thereon, had not ceased to be such officer of the Corporation.

                             Receipts for Securities
                             -----------------------

      46. All receipts for stocks, bonds or other securities received by the Corporation shall be signed by the Treasurer or an Assistant Treasurer, or by such other person or persons as the Board of Directors or Executive Committee shall designate.

                                   Fiscal Year
                                   -----------

      47.     The fiscal year shall begin the first day of January in each year.

                                    Dividends
                                    ---------

      48. (a) Dividends in the form of cash or securities, upon the capital stock of the Corporation, to the extent permitted by law, may be declared by the Board of Directors at any regular or special meeting.

              (b) The Board of Directors shall have power to fix and determine, and from time to time to vary, the amount to be reserved as working capital; to determine whether any, and if any, what part of any, surplus of the Corporation shall be declared as dividends; to determine the date or dates for the declaration and payment or distribution of dividends; and, before payment of any dividend or the making of any distribution to set aside out of the surplus of the Corporation such amount or amounts as the Board of Directors

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


from time to time, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for such other purpose as it shall deem to be in the interests of the Corporation.

                           Directors' Annual Statement
                           ---------------------------

      49. The Board of Directors shall present or cause to be presented at each annual meeting of stockholders, and when called for by vote of the stockholders at any special meeting of the stockholders, a full and clear statement of the business and condition of the Corporation.

                                     Notices
                                     -------

      50. (a) Whenever under the provisions of the By-Laws notice is required to be given to any director, officer or stockholder, it shall not be construed to require personal notice, but, except as otherwise specifically provided, such notice may be given in writing, by mail, by depositing a copy of the same in a post office, letter box or mail chute, maintained by the United States Postal Service, postage prepaid, addressed to such stockholder, officer or director, at his address as the same appears on the books of the Corporation.

              (b) A stockholder, director or officer may waive in writing any notice required to be given to him by law or by the By-Laws.

                     Participation in Meetings by Telephone
                     --------------------------------------

      51. At any meeting of the Board of Directors or the Executive Committee or any other committee designated by the Board of Directors, one or more directors may participate in such meeting in lieu of attendance in person by means of the conference telephone or similar communications equipment by means of which all persons participating in the meeting will be able to hear and speak.

                           Oath of Judges of Election
                           --------------------------

      52. The judges of election appointed to act at any meeting of the stockholders shall, before entering upon the discharge of their duties, be sworn faithfully to execute the duties of judge at such meeting with strict impartiality and according to the best of their ability.

                                   Amendments
                                   ----------

      53. The By-Laws may be altered or amended by the affirmative vote of the holders of a majority of the capital stock represented and entitled to vote at a meeting of the stockholders duly held, provided that the notice of such meeting shall have included notice of such proposed amendment. Any amendment of the By-Laws proposed by an officer or the Board of Directors of the Corporation for consideration at a meeting of stockholders, or any amendment proposed for such consideration in writing to the Secretary by a stockholder consistently with the then applicable rules and regulations of the Securities and Exchange Commission relating to proxy solicitation, shall be included in the notice of the meeting. The By-Laws may also be altered or amended by the affirmative vote of a majority of the directors in office at a meeting of the Board of Directors, the notice of which shall have included notice of the proposed amendment. In the event of the adoption, amendment, or repeal of any By-Law by the Board of Directors pursuant to this Section, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the By-Law so adopted, amended or repealed together with a concise statement of the changes made. By the affirmative vote of the holders of a majority of the capital stock represented and entitled to vote at such meeting, the By-Laws may, without further notice, be altered or amended by amending or repealing such action by the Board of Directors.

      54. Subchapter G of the Business Corporation Law of 1988 (relating to control-share acquisitions) shall not be applicable to the Corporation.

      55. Subchapter H of the Business Corporation Law of 1988 (relating to disgorgement by certain controlling shareholders following attempts to acquire control) shall not be applicable to the Corporation.











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